UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi- Annual Report 2005

JUNE 30, 2005

♦	LARGE CAP
GROWTH	FUND

MORNING EDITION.—NEW YORK,
SAGAX.Q
11.93 +.16
SINAX.Q
21.99 +.41
13.02
J. K. RICE, JR. & CO.

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

DEAR SHAREHOLDER,

The U.S. economy overcame a number of obstacles and continued to expand during the six-month reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)i growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%. Following the end of the reporting period, at their August meeting, the Fed further increased the target rate by 0.25% to 3.50%.

During the six months covered by this report, the U.S. stock market was relatively flat, with the S&P 500 Indexiv returning -0.81%. Stocks were weak early in the reporting period, as the issues discussed above caused investors to remain on the sidelines. Equities then rallied in the second quarter of 2005, as the economy appeared to be on solid footing and inflation was largely under control. Looking at the reporting period as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,v Russell 1000,vi and Russell 2000vii Indexes returning 3.92%, 0.11%, and -1.25%, respectively. From a market style perspective, value-oriented stocks outperformed their growth counterparts.

PERFORMANCE UPDATE1

For the six months ended June 30, 2005, Class I shares of the Salomon Brothers Variable Large Cap Growth Fund, returned -4.18%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Indexviii returned -1.72% for the same period. The Lipper Variable Large-Cap Growth Funds Category Average2 decreased 1.42%.

PERFORMANCE SNAPSHOT

AS OF JUNE 30, 2005

(unaudited)

6 Months

Variable Large Cap Growth Fund — Class I Shares	-4.18%

Russell 1000 Growth Index	-1.72%

Lipper Variable Large-Cap Growth Funds Category Average	-1.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Fund returns assume the reinvestment of all distributions, if any, at net asset value and the deduction of all Fund expenses.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 172 funds in the Fund’s Lipper category, and excluding sales charges.

SPECIAL SHAREHOLDER NOTICE

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Salomon Brothers Asset Management Inc (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 12, 2005, the Board approved the new investment management contract between the Fund and the Manager.

INFORMATION ABOUT YOUR FUND

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 15, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in securities of foreign issuers, including emerging markets, involve risks beyond those inherent in domestic investments. Foreign investments are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
viii	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Fund at a Glance

(unaudited)

Fund Expenses

(unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	(4.18)%	$1,000.00	$958.20	1.00%	$4.86
(1)	For the six months ended June 30, 2005.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Fund Expenses

(unaudited) (continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,019.84	1.00%	$5.01
(1)	For the six months ended June 30, 2005.
(2)	Expenses (net of voluntary fee waiver) are equal the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedule of Investments

June 30, 2005 (unaudited)

Shares	Security	Value
COMMON STOCK — 102.1%
CONSUMER DISCRETIONARY — 19.6%
Internet & Catalog Retail — 7.5%
24,620	Amazon.com, Inc.*	$814,429
10,800	eBay, Inc.*	356,508

		1,170,937

Media — 6.5%
36,920	Time Warner, Inc.	616,933
15,980	Walt Disney Co.	402,377

		1,019,310

Specialty Retail — 5.6%
6,000	Bed Bath & Beyond, Inc.*	250,680
16,010	Home Depot, Inc.	622,789

		873,469

	TOTAL CONSUMER DISCRETIONARY	3,063,716

CONSUMER STAPLES — 10.4%
Beverages — 3.3%
12,320	Coca-Cola Co.	514,360

Food Products — 2.7%
6,070	Wm. Wrigley Jr. Co.	417,859

Personal Products — 4.4%
13,560	Gillette Co.	686,542

	TOTAL CONSUMER STAPLES	1,618,761

FINANCIALS — 13.5%
Diversified Financial Services — 7.0%
10,660	Merrill Lynch & Co., Inc.	586,407
9,720	Morgan Stanley	510,008

		1,096,415

Insurance — 6.5%
7,430	American International Group, Inc.	431,683
7	Berkshire Hathaway, Inc., Class A Shares*	584,500

		1,016,183

	TOTAL FINANCIALS	2,112,598

HEALTH CARE — 23.3%
Biotechnology — 13.4%
12,270	Amgen, Inc.*	741,844
10,605	Biogen Idec, Inc.*	365,342
12,320	Genentech, Inc.*	989,050

		2,096,236

Pharmaceuticals — 9.9%
9,280	Eli Lilly & Co.	516,989
6,730	Johnson & Johnson	437,450
21,560	Pfizer, Inc.	594,625

		1,549,064

	TOTAL HEALTH CARE	3,645,300

INDUSTRIALS — 2.7%
Industrial Conglomerates — 2.7%
12,300	General Electric Co.	426,195

See Notes to Financial Statements.

Schedule of Investments

June 30, 2005 (unaudited) (continued)

Shares	Security	Value
INFORMATION TECHNOLOGY — 32.6%
Communications Equipment — 8.9%
21,350	Cisco Systems, Inc.*	$407,999
16,980	Juniper Networks, Inc.*	427,556
30,500	Motorola, Inc.	556,930

		1,392,485

Computers & Peripherals — 3.8%
14,840	Dell, Inc.*	586,328

Internet Software & Services — 4.2%
10,500	Akamai Technologies, Inc.*	137,865
21,400	IAC/InterActiveCorp*	514,670

		652,535

Semiconductors & Semiconductor Equipment — 10.0%
21,390	Intel Corp.	557,423
24,650	Texas Instruments, Inc.	691,926
12,300	Xilinx, Inc.	313,650

		1,562,999

Software — 5.7%
4,400	Electronic Arts, Inc.*	249,084
18,190	Microsoft Corp.	451,840
15,000	Red Hat, Inc.*	196,500

		897,424

	TOTAL INFORMATION TECHNOLOGY	5,091,771

	TOTAL INVESTMENTS — 102.1% (Cost — $15,097,651#)	15,958,341
	Liabilities in Excess of Other Assets — (2.1)%	(323,971)

	TOTAL NET ASSETS — 100.0%	$15,634,370

*	Non-income producing security.
#	Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Statement of Assets and Liabilities

June 30, 2005 (unaudited)

ASSETS:
Investments, at value (Cost — $15,097,651)	$15,958,341
Dividends receivable	7,376
Receivable from manager	3,777
Receivable for Fund shares sold	2,583

Total Assets	15,972,077

LIABILITIES:
Due to custodian	303,517
Directors’ fees payable	803
Administration fee payable	671
Transfer agent fees payable	31
Payable for Fund shares repurchased	3
Accrued expenses	32,682

Total Liabilities	337,707

Total Net Assets	$15,634,370

NET ASSETS:
Par value (Note 4)	$1,394
Paid-in capital in excess of par value	15,368,347
Accumulated net investment loss	(6,461)
Accumulated net realized loss on investments	(589,600)
Net unrealized appreciation of investments	860,690

Total Net Assets	$15,634,370

Class I — Shares Outstanding	1,394,027

Class I — Net Asset Value	$11.22

See Notes to Financial Statements.

Statement of Operations

For the Six Months Ended June 30, 2005 (unaudited)

INVESTMENT INCOME:
Dividends	$65,412
Interest	4,306

Total Investment Income	69,718

EXPENSES:
Management fee (Note 2)	55,255
Audit and tax	12,637
Shareholder reports	10,569
Legal fees	8,183
Custody	7,642
Directors’ fees	6,415
Administration fees (Note 2)	3,947
Transfer agent fees	80
Miscellaneous expenses	1,006

Total Expenses	105,734
Less: Management fee waiver (Note 2)	(26,803)

Net Expenses	78,931

Net Investment Loss	(9,213)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(358,051)
Change in Net Unrealized Appreciation/Depreciation From Investments	(351,327)

Net Loss on Investments	(709,378)

Decrease in Net Assets From Operations	$(718,591)

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2005 (unaudited) and the Year Ended December 31, 2004

	2005	2004
OPERATIONS:
Net investment income (loss)	$(9,213)	$29,824
Net realized loss	(358,051)	(82,569)
Change in net unrealized appreciation/depreciation	(351,327)	356,833

Increase (Decrease) in Net Assets From Operations	(718,591)	304,088

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	—	(27,072)

Decrease in Net Assets From Distributions to Shareholders	—	(27,072)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	2,521,841	10,710,090
Reinvestment of distributions	—	27,072
Cost of shares repurchased	(2,225,812)	(1,116,075)

Increase in Net Assets From Fund Share Transactions	296,029	9,621,087

Increase (Decrease) in Net Assets	(422,562)	9,898,103
NET ASSETS:
Beginning of period	16,056,932	6,158,829

End of period*	$15,634,370	$16,056,932

* Includes accumulated net investment loss and undistributed net investment income, respectively, of:	$(6,461)	$2,752

See Notes to Financial Statements.

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class I
	2005(1)		2004	2003(2)		2002(2)(3)
Net Asset Value, Beginning of Period	$11.71		$11.67	$8.08		$10.00

Income (Loss) From Operations:
Net investment income (loss)	(0.01)		0.02	(0.01)		0.01
Net realized and unrealized gain (loss)	(0.48)		0.04	3.60		(1.93)

Total Income (Loss) From Operations	(0.49)		0.06	3.59		(1.92)

Less Distributions From:
Net investment income	—		(0.02)	(0.00	)(4)	—

Total Distributions	—		(0.02)	(0.00	)(4)	—

Net Asset Value, End of Period	$11.22		$11.71	$11.67		$8.08

Total Return(5)	(4.18)%		0.51%	44.47%		(19.20)%
Net Assets, End of Period (000s)	$15,634		$16,057	$6,159		$955
Ratios to Average Net Assets:
Gross expenses	1.34	%(6)	1.57%	4.73%		10.76	%(6)
Net expenses(7)(8)	1.00	(6)	1.00	1.00		1.00	(6)
Net investment income	(0.12	)(6)	0.28	(0.13)		0.12	(6)
Portfolio Turnover Rate	12%		8%	33%		8%

(1)	For the six months ended June 30, 2005 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the period April 30, 2002 (commencement of operations) to December 31, 2002.
(4)	Amount represents less than $0.01 per share.
(5)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager waived all or a portion of its management fees and/or reimbursed expenses.
(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 1.00%.

See Notes to Financial Statements.

Notes to Financial Statements

(unaudited)

1.  Organization and Significant Accounting Policies

The Salomon Brothers Variable Large Cap Growth Fund (the “Fund”), is a separate diversified investment fund of Salomon Brothers Variable Series Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

Notes to Financial Statements

(unaudited) (continued)

distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Management Agreement and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBAM a management fee which is calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $5.0 billion	0.700%
Next $2.5 billion	0.700%
Next $2.5 billion	0.675%
Over $10.0 billion	0.650%

During the six months ended June 30, 2005, the Fund had a voluntary expense limitations in place of 1.00%, resulting in waived management fees of $26,803. This expense limitation can be terminated at any time by SBAM.

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s administrator. The Fund pays an administration fee which is calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $5 billion	0.050%
Next $5 billion	0.025%
Over $10 billion	0.000%

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

The Fund has adopted a distribution plan for Class II shares. Under the plan, Class II shares of the Fund are subject to a distribution fee of 0.25% of the average daily net assets of that class.

During the six months ended June 30, 2005, CGM and its affiliates did not receive any brokerage commissions.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.  Investments

During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,226,115

Sales	$1,803,760

Notes to Financial Statements

(unaudited) (continued)

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,522,010
Gross unrealized depreciation	(661,320)

Net unrealized appreciation	$860,690

4.  Capital Shares

At June 30, 2005, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses as discussed in Note 1E.

Transactions in Class I shares were as follows:

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Shares sold	224,807	939,866
Shares issued on reinvestment	—	2,306
Shares repurchased	(201,438)	(99,039)

Net Increase	23,369	843,133

The Fund created Class II shares on August 30, 2002. Prior to that date, the Fund issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of June 30, 2005, the Fund had not issued any Class II shares.

5.  Capital Loss Carryforward

On December 31, 2004, the Fund had, for federal income tax purposes, a net capital loss carryforward of $106,830 of which $5,882 expires in 2010, $21,173 expires in 2011 and $79,775 expires in 2012. This amount will be available to offset any future taxable capital gains.

6.  Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the Fund effective June 17, 2005. The Fund’s Audit Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending December 31, 2005. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

Notes to Financial Statements

(unaudited) (continued)

7.  Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds. The Fund did not implement the contractual arrangement described above and will not receive any payments.

8.  Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

Notes to Financial Statements

(unaudited) (continued)

As part of this transaction, SBAM the (“Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 12, 2005, the Board approved the new investment management contract between the Fund and the Manager.

9.  Subsequent Event

On July 26, 2005, the Board of Directors approved a new management fee effective October 1, 2005. The new management fee will be calculated daily and paid monthly at the annual rate of Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

The Board of Directors also terminated the administration agreement with SBFM.

Salomon Brothers Variable Series Funds Inc

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

Chairman

WILLIAM R. HUTCHINSON

DR. RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

President and Chief

Executive Officer

ANDREW B. SHOUP

Senior Vice President and

Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer

and Treasurer

ALAN J. BLAKE

Executive Vice President

JAMES E. CRAIGE, CFA

Executive Vice President

ROBERT FEITLER

Executive Vice President

VINCENT GAO, CFA

Executive Vice President

JOHN G. GOODE

Executive Vice President

PETER J. HABLE

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

MARK J. MCALLISTER, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

PETER J. WILBY, CFA

Executive Vice President

GEORGE J. WILLIAMSON

Executive Vice President

ANDREW BEAGLEY

Vice President, Chief

Anti-Money Laundering

Compliance Officer and Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and

Chief Legal Officer

Investment Manager

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable Large Cap Growth Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Large Cap Growth Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

399 PARK AVENUE • NEW YORK, NEW YORK 10022	05-8949

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	September 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	September 2, 2005

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date:	September 2, 2005